Exhibit 10.4

PUBLIC

EXECUTION VERSION

EXTENDED TERM A FACILITY AGREEMENT

THIS EXTENDED TERM A FACILITY AGREEMENT (this “Agreement”), is dated as of April 13, 2010, among CSC HOLDINGS, LLC (formerly known as CSC HOLDINGS, INC.), a Delaware limited liability company (the “Company”), the lenders which are parties hereto (together with their respective successors and assigns, the “Extended Facility Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Company, certain of its subsidiaries named therein, the several lenders whose names are set forth on the signature pages thereof, and the Administrative Agent have entered into that certain Credit Agreement, dated as of February 24, 2006, amended and restated in its entirety as of May 27, 2009 and further amended and restated in its entirety as of April 13, 2010 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”; unless the context otherwise requires or unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed thereto in the Credit Agreement), which Credit Agreement grants the Company, certain applicable Lenders and the Administrative Agent an option to establish one or more separate tranches of commitments and loans subject, among other things, of the execution and delivery of an Extended Facility Agreement substantially in the form hereof;

NOW, THEREFORE, pursuant to Section 2.16 of the Credit Agreement, and in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1 The Extended Facility. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Extended Facility Lender severally agrees to extend the maturity date and, if applicable, the amortization schedule of the Facility described on Schedule I (the “Prior Facility”) on the Extended Facility Closing Date in the amount and percentage described on Schedule I, such extended Facility, the “Extended Facility”. The Extended Facility shall have the designation set forth on Schedule I.

Section 2 Repayment of Extended Facility Loans. Unless repayment is required on an earlier date in accordance with the terms of the Credit Agreement, the Company shall repay to the Extended Facility Lenders the aggregate principal amount of all Extended Facility Loans outstanding on the following dates in the respective amounts set forth opposite such dates based upon the specified percentage of the Original Principal Amount of the Extended Facility (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.04 of the Credit Agreement):

Date	Principal Amortization Payment (shown as a % of Original Principal Amount)	Date	Principal Amortization Payment (shown as a % of Original Principal Amount)
June 30, 2010	2.50%	Dec. 31, 2012	3.75%
Sept. 30, 2010	2.50%	March 31, 2013	3.75%
Dec. 31, 2010	2.50%	June 30, 2013	5.00%
March 31, 2011	2.50%	Sept. 30, 2013	5.00%
June 30, 2011	2.50%	Dec. 31, 2013	5.00%
Sept. 30, 2011	2.50%	March 31, 2014	5.00%
Dec. 31, 2011	2.50%	June 30, 2014	11.25%
March 31, 2012	2.50%	Sept. 30, 2014	11.25%
June 30, 2012	3.75%	Dec. 31, 2014	11.25%
Sept. 30, 2012	3.75%	March 31, 2015	Outstanding Principal Balance
		Total:	100.00%

provided, that, as provided in the table above, the final principal repayment installment of the Extended Facility Loans shall be repaid on March 31, 2015, (such date the “Maturity Date” for the Extended Facility) and in any event shall be in an amount equal to the aggregate principal amount of all Extended Facility Loans outstanding on such date.

Section 3 Extended Facility Extension Fee. The Company shall pay to the Extended Facility Lenders, from the date hereof until the Extended Facility has been paid in full, an extension fee (the “Extension Fee”) with respect to the Extended Facility, which, at any time, shall be the percentage per annum on the aggregate outstanding principal amount under such Extended Facility, with such percentage being equal to the excess of (a) the applicable percentage per annum set forth below determined by reference to the Cash Flow Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(d) of the Credit Agreement over (b) the Applicable Rate in effect for the Prior Facility at such time (which, if the Prior Facility is no longer existing, shall be equal to zero):

Cash Flow Ratio:	Percentage:
≥ 4.00:1	2.50%
< 4:00:1, but ≥ 3.25:1	2.25%
< 3.25:1	2.00%

Any increase or decrease in the applicable percentage described in clause (a) above resulting from a change in the Cash Flow Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(d) of the Credit Agreement; provided, however, that if a

Compliance Certificate is not delivered when due in accordance with such Section, then the highest percentage set forth in the table above shall apply in respect of the Extended Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered. The Extension Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Extended Facility Closing Date, upon any prepayment or payment of the Extended Facility Loans, whether voluntary or involuntary, or by acceleration or otherwise, based upon the principal amount of such Loans then being prepaid, and on the Maturity Date for the Extended Facility. The Extension Fee shall be computed in accordance with Section 2.09 of the Credit Agreement.

Section 4 Conditions Precedent to Extending the Prior Facility. The obligation of each Extending Facility Lender to extending its Loans under the Prior Facility hereunder is subject to the satisfaction of the following conditions precedent on or prior to the date of the extension of the Prior Facility:

(a) Execution of Extended Facility Agreement and Extended Facility Notes. The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Company, each dated the Extended Facility Closing Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Extended Facility Lenders:

(i) this Agreement duly executed and delivered by each of the Company, the Extended Facility Lenders and the Administrative Agent; and

(ii) an Extended Facility Note substantially in the form attached hereto on Schedule II executed by the Company in favor of each Extended Facility Lender requesting an Extended Facility Note.

(b) Signatures. The Company shall have certified to the Administrative Agent (with copies to be provided for each Extended Facility Lender) the name and signature of each of the persons authorized to sign on its behalf this Agreement. The Extended Facility Lenders may conclusively rely on such certifications until they receive notice in writing from the Company to the contrary.

(c) Proof of Action. The Administrative Agent shall have received certified copies of all necessary action taken by the Company to authorize the execution, delivery and performance of this Agreement.

(d) Opinions of Counsel to the Company. The Extended Facility Lenders shall have received favorable opinions of:

(i) Victoria D. Salhus, Esq., Senior Vice President, Deputy General Counsel and Secretary for the Company; and

(ii) Sullivan & Cromwell LLP, special New York counsel to the Company;

covering such matters as the Administrative Agent or any Extended Facility Lender or counsel to the Administrative Agent may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are reasonably satisfactory to special New York counsel to the Administrative Agent and such other opinions state that the Administrative Agent and the Extended Facility Lenders are entitled to rely thereon).

(e) Opinion of Extended Facility Lenders’ Counsel. Each Extended Facility Lender shall have received a favorable opinion of special New York counsel to the Administrative Agent and covering such matters as the Administrative Agent or any Extended Facility Lender may reasonably request.

(f) Other Documents. Such other documents, filings, instruments and papers relating to the documents referred to herein and the transactions contemplated hereby as the Administrative Agent or any Extended Facility Lender or special New York counsel to the Administrative Agent shall reasonably require shall have been received by the Administrative Agent.

(g) Certain Fees. All fees required to be paid to the Administrative Agent, the Joint Lead Arrangers and the Extended Facility Lenders on or before the Extended Facility Closing Date shall have been paid. Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent properly invoiced prior to or on the Extended Facility Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Extended Facility Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Extended Facility Lender unless the Administrative Agent shall have received notice from such Extended Facility Lender prior to the proposed Extended Facility Closing Date specifying its objection thereto (but without waiving any rights resulting from any inaccuracy or misrepresentation contained in any document required to be delivered hereby).

Section 5 Accession. Pursuant to Section 2.16 of the Credit Agreement, a Term A Lender may become an Extended Lender hereunder by entering into an accession agreement in the form of Exhibit B hereto with the Company and acknowledged by the Administrative Agent, with such changes thereto as are reasonably acceptable to the Administrative Agent (such agreement, the “Accession Agreement”) without the need for further action by any other Person.

Section 6 Terms Incorporated. All of the terms and conditions of the Credit Agreement are hereby incorporated in this Agreement by reference thereto as fully and to the same extent as if set forth herein.

Section 7 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

Section 8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Extended Term A Facility Agreement to be duly executed as of the day and year first above written.

CSC HOLDINGS, LLC

By	/s/ Kevin Watson
Name: Kevin Watson
Title: Senior Vice President & Treasurer

EXTENDED TERM A FACILITY AGREEMENT

BANK OF AMERICA, N.A.,
as Administrative Agent

By	/s/ Antonikia Thomas
Name: Antonikia (Toni) Thomas
Title: Assistant Vice President

EXTENDED TERM A FACILITY AGREEMENT

[Signature Pages of each Extended Facility Lender are on file with the Administrative Agent]

EXTENDED TERM A FACILITY AGREEMENT

SCHEDULE I

TO

EXTENDED TERM A FACILITY AGREEMENT

I.	PRIOR FACILITY: Term A-1 Facility

II.	EXTENDED FACILITY LOANS AND APPLICABLE PERCENTAGES:

[On file with the Administrative Agent]

Extended Facility Lenders	Extended Term Facility Loans

Total:	$	[	]	100%

III.	EXTENDED FACILITY DESIGNATION: Term A-3 Facility

EXHIBIT A

TO

EXTENDED TERM A FACILITY AGREEMENT

FORM OF TERM A-3 NOTE

FOR VALUE RECEIVED, the undersigned (the “Company”) hereby promises to pay to                                          or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term A-3 Loan made by the Lender to the Company under that certain Credit Agreement, dated as of February 24, 2006, amended and restated as of May 27, 2009 and further amended and restated as of April 13, 2010, among the Company, the Restricted Subsidiaries named therein, the Lenders which are parties thereto and Bank of America N.A., as Administrative Agent, Collateral Agent and L/C Issuer (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined).

The Company promises to pay interest on the unpaid principal amount of each Term A-3 Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.

This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term A-3 Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

The Company, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CSC HOLDINGS, LLC

By:
Name:
Title:

LOANS AND PAYMENTS with respect thereto

Date	Amount of Loan Made	Amount of Principal or Interest Paid This Date	Outstanding Principal Balance This Date	Notation Made By
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________
________	________	________	________	________

EXHIBIT B

TO

EXTENDED TERM A FACILITY AGREEMENT

FORM OF ACCESSION AGREEMENT

[Date]

To: The Company and the Administrative Agent under the Extended Facility Agreement defined below

Ladies and Gentlemen:

Pursuant to Section 5 of the Extended Facility Agreement (the “Extended Facility Agreement”) dated as of April 13, 2010 among CSC HOLDINGS, LLC, a Delaware limited liability company (the “Company”), the lenders which are parties thereto (together with their respective successors and assigns, the “Extended Facility Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), we confirm our agreement with you as follows:

1. Consent to Terms of Extended Facility Agreement.

In accordance with Section 5 of the Extended Facility Agreement, the undersigned (the “Additional Extended Facility Lender”) agrees with the Company, the Administrative Agent and the other Extended Facility Lenders that on [            ], 20[    ]1 (the “Accession Effective Date”), the Additional Extended Facility Lender (a) is extending the maturity date of the Prior Facility in the amount specified below their signature hereto, (b) shall be bound as an Extended Facility Lender by all of the terms and conditions of, and to be entitled to the rights and privileges under, the Extended Facility Agreement, and (c) shall perform all of the obligations of an Extended Facility Lender under the Extended Facility Agreement in accordance with the terms thereof.

2. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3. Definitions. Terms used but not defined herein have the meanings assigned to them in the Extended Facility Agreement.

[1]	Input the first scheduled amortization payment date occurring on or after the date first set forth above.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Additional Extended Facility Lender

By:
Name:
Title:

Amount to be treated as Extended Facility Loan: $

ACCESSION AGREEMENT

Consented to as of [Date]

CSC HOLDINGS, LLC,

By:
Name: Title:

ACCESSION AGREEMENT

Acknowledged as of [Date]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name: Title:

ACCESSION AGREEMENT